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                                                                Exhibit 10.17


               First Amendment to Third Replacement Revolving Note


         This First Amendment to Third Replacement Revolving Note is executed as of this 7th day of August, 2000 by and between The J. Jill Group, Inc. (formerly DM Management Company) ("Maker") and Citizens Bank of Massachusetts ("Holder" or "Bank").

                              W I T N E S S E T H:

         Reference is made to that certain Third Replacement Revolving Note dated May 4, 1999 from Maker payable to the order of Holder (the "Note"). For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Holder hereby agree to amend the Note as follows:

         1. The date "May 4, 1999" appearing in the top right portion of the first page of the Note is hereby deleted in its entirety and the date "August 7, 2000" is substituted therefor.

         2. The name "DM Management Company" appearing in the third line of the first paragraph of the Note and at the end of the Note in the signature space of the Maker are each hereby deleted in their entirety and the name "The J. Jill Group, Inc." is substituted therefor.

         3. The sentence beginning on the ninth line of the first paragraph of the Note, which in its entirety provides that "This note replaces the `Second Replacement Revolving Note' dated September 4, 1998 issued by the undersigned to the order of the Bank pursuant to the terms of a certain Loan Agreement dated June 5, 1997 by and between Bank and the undersigned, as previously amended and as amended and restated as of the date hereof by a certain Third Amended and Restated Loan Agreement (the "Loan Agreement")[.]" is hereby deleted in its entirety, and the following sentence is substituted therefor:

                  "This note replaces the `Third Replacement Revolving Note' dated May 4, 1999 issued by the undersigned to the order of the Bank pursuant to the terms of a certain Loan Agreement dated June 5, 1997 by and between Bank and the undersigned, as previously amended and as amended and restated as of the date hereof by a certain Fourth Amended and Restated Loan Agreement (the "Loan Agreement")."

         4. The second paragraph of the second page of the Note is hereby deleted in its entirety and the following sentence is substituted therefor:

                  "No delay or omission of the Holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy."

         As modified hereby, the Note remains in full force and effect and is hereby republished and reconfirmed.



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         EXECUTED as an instrument under seal to be construed under the laws of
The Commonwealth of Massachusetts as of 7th day of August, 2000.


                                         THE J. JILL GROUP, INC.

                                         By:/s/ Peter J. Tulp
                                            ------------------------
                                         Name:  Peter J. Tulp
                                            ------------------------
                                         Title: Corporate Controller
                                            ------------------------



                                         By:/s/ Lori B. Leeth
                                            ------------------------
                                             Lori B. Leeth
                                             Senior Vice President









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